Exhibit 99a.doc

R-1	$7,640,000

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

THE ISSUER HAS ESTABLISHED A BOOK ENTRY SYSTEM OF REGISTRATION FOR THIS BOND. EXCEPT AS SPECIFICALLY PROVIDED OTHERWISE IN THE INDENTURE (HEREINAFTER DEFINED), CEDE & CO., AS NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), WILL BE THE REGISTERED OWNER AND WILL HOLD THIS BOND ON BEHALF OF THE BENEFICIAL OWNER HEREOF. BY ACCEPTANCE OF A CONFIRMATION OF PURCHASE, DELIVERY OR TRANSFER, THE BENEFICIAL OWNER OF THIS BOND SHALL BE DEEMED TO HAVE AGREED TO SUCH ARRANGEMENT. CEDE & CO., AS REGISTERED OWNER OF THIS BOND, SHALL BE TREATED AS THE OWNER OF THIS BOND FOR ALL PURPOSES.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

_________________________________

United States of America
State of Idaho
The Industrial Development Corporation of Gooding County, Idaho
Solid Waste Disposal Revenue Bond,
(Intrepid Technology and Resources Biogas, LLC Project) Series 2006

INTEREST RATE	MATURITY DATE	DATED DATE	CUSIP NO.

7.50% per annum	November 1, 2024	November 1, 2006	382274 AA6

REGISTERED OWNER: CEDE & CO.

PRINCIPAL AMOUNT: SEVEN MILLION SIX-HUNDRED FORTY THOUSAND DOLLARS
KNOW ALL MEN BY THESE PRESENTS that The Industrial Development Corporation of Gooding County, Idaho, a public corporation duly organized and existing under the Constitution and the laws of the State of Idaho (the “Issuer”), for value received, promises to pay (but only out of the sources hereinafter provided), to the Registered Owner identified above or registered assigns, on the Maturity Date shown above, the Principal Amount shown above and to pay (but only out of the sources hereinafter provided) interest on the unpaid Principal Amount hereof from the interest payment date next preceding the date of authentication and registration hereof to which interest has been paid in full, unless such date is an interest payment date to which interest has been paid in full, in which case interest shall be paid from the date of authentication and registration hereof (except that if the date of authentication and registration hereof is prior to the first interest payment date, interest shall be paid from the Dated Date of the Bonds), at the Interest Rate shown above, payable semiannually on May 1 and November 1 in each year, commencing May 1, 2007, computed on the basis of a year of 360 days consisting of twelve 30-day months, until said principal sum is paid or provision for such payment duly made, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto. Payment of principal of and premium, if any, on this Bond will be made upon presentation and surrender hereof at the designated corporate trust office of Wells Fargo Bank, National Association, as Trustee, or its successor in trust and payment of interest hereon shall be made to the registered owner hereof as of the close of business on the Record Date (as defined in the hereinafter defined Indenture) by check mailed to such owner at his address as it appears on the registration books of the Issuer maintained by the Trustee, as Bond Registrar, or at the written request of the Registered Owner of Bonds in an aggregate principal amount of at least $500,000 submitted to the Trustee on or prior to such date, by wire transfer to an account within the continental United States in accordance with the instructions of such Owner set forth in such request. Payment of principal of, premium, if any, and interest on this Bond and interest will be made in lawful money of the United States of America.

This Bond is one of a series of Bonds issued under the Indenture in the aggregate principal amount of $7,640,000 (the “Bonds”) for the purpose of providing funds to (a) finance the cost of acquiring, constructing and installing certain solid waste disposal facilities to be owned by Intrepid Technology and Resources Biogas, LLC, an Idaho limited liability company (the “Company”), and located on two existing dairy farms in the Counties of Gooding and Minidoka, Idaho (collectively, the “Project”), (b) pay interest on the Bonds during the construction of the Project, (c) fund a debt service reserve fund for the benefit of the owners of the Bonds and (d) pay certain costs relating to the issuance of the Bonds, all constituting “project costs” of “industrial development facilities” as permitted by the Act. Proceeds from the sale of the Bonds are being loaned by the Issuer to the Company under the terms of a Loan Agreement dated as of November 1, 2006 (as from time to time supplemented and amended, the “Agreement”).
This Bond and all other Bonds of the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Idaho (the “State”), particularly Title 50, Chapter 27, of the Idaho Code, as amended (the “Act”), and pursuant to a resolution adopted and approved by the Issuer, which resolution authorizes the execution and delivery of the Indenture. NEITHER THE STATE, GOODING COUNTY, IDAHO (THE “COUNTY”) OR ANY OTHER MUNICIPAL CORPORATION, QUASI-MUNICIPAL CORPORATION, SUBDIVISION OR AGENCY OF THE STATE IS OBLIGATED TO PAY THE PRINCIPAL OR THE INTEREST ON THE BONDS. NO TAX FUNDS OR GOVERNMENTAL REVENUE MAY BE USED TO PAY THE PRINCIPAL OR INTEREST ON THE BONDS. NEITHER ANY OR ALL OF THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE, THE COUNTY OR ANY OTHER MUNICIPAL CORPORATION, QUASI-MUNICIPAL CORPORATION, SUBDIVISION OR AGENCY THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR THE INTEREST ON THE BONDS.  THE ISSUER HAS NO TAXING POWER.This Bond is payable solely from the revenues and funds pledged for its payment as authorized by the Act. The Bonds shall be payable solely from the revenues derived by the Issuer pursuant to the Agreement (except as provided in the Indenture to the extent paid out of moneys attributable to the Bond proceeds, or the income from the temporary investment thereof). Pursuant to the provisions of the Agreement, payments sufficient for the prompt payment when due of the principal of, premium, if any, and interest on the Bonds are to be paid by the Company to the Trustee and deposited in a special account created by the Issuer and designated “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Bond Fund,” and the rights of the Issuer under the Agreement have been duly pledged and assigned to the Trustee under the Indenture to secure payment of such principal, premium, if any, and interest.
The Bonds are all issued under and equally and ratably secured and entitled to the security of an Indenture of Trust dated as of November 1, 2006 (as from time to time supplemented and amended, the “Indenture”), duly executed and delivered by the Issuer to Wells Fargo Bank, National Association, as Trustee (the term “Trustee” when used herein referring to said Trustee or its successors in said trust), which assigns to the Trustee, as security for the Bonds, certain of the Issuer’s rights under the Agreement. The Indenture is on file at the office of the Trustee and reference is made to the Indenture and to all indentures supplemental thereto for a description of the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer and the Trustee, the rights of the owners of the Bonds and the terms on which the Bonds are or may be issued and secured, and to all the provisions of which the owner hereof by the acceptance of this Bond assents. All capitalized terms used herein and not defined shall have the meanings set forth in the Indenture.
The Bonds are additionally secured by moneys held by the Trustee in a special trust fund established under the Indenture and designated “The Industrial Development Corporation of Gooding County, Idaho, Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006, Debt Service Reserve Fund.” The Bonds are further secured by (i) a Leasehold Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated as of November 1, 2006 from the Company to the Trustee (as from time to time supplemented and amended, the “Mortgage”), (ii) a Guaranty Agreement dated as of November 1, 2006, from Intrepid Technology and Resources, Inc., an Idaho corporation, as guarantor, to the Trustee (as from time to time supplemented and amended, the “Guaranty”), (iii) a Collateral Assignment of Contracts, Permits, Licenses and Plans dated as of November 1, 2006 from the Company to the Trustee (as from time to time supplemented and amended, the “Collateral Assignment”), (iv) a Limited Liability Company Pledge Agreement dated as of November 1, 2006 (the “Pledge Agreement”) from the Guarantor to the Trustee and (v) an Environmental Indemnity Agreement dated as of November 1, 2006 (the “Environmental Agreement”) from the Guarantor and the Company for the benefit of the Trustee.
This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the designated corporate trust office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new fully registered Bond or Bonds in denominations of $100,000 and any integral multiple of $5,000 in excess thereof (the “Authorized Denominations”) and for the same maturity and aggregate principal amount will be issued to the transferee in exchange therefor.

The Trustee shall not be required to transfer or exchange any Bond during the period of fifteen days next preceding any interest payment date of such Bond nor to transfer or exchange any Bond after the giving of notice calling such Bond or portion thereof for redemption has been given as provided in the Indenture, nor during the period of fifteen days next preceding the giving of such notice of redemption.
The Issuer and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof for the purpose of receiving payment of or on account of principal hereof and premium, if any, hereon and interest due hereon and for all other purposes and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.
The Bonds are issuable as fully registered Bonds in Authorized Denominations. Subject to the limitations and upon payment of the charges provided in the Indenture, fully registered Bonds may be exchanged for a like aggregate principal amount of Bonds of the same maturity of other Authorized Denominations.
The Bonds shall be redeemed in the event the Company shall elect to exercise its option to prepay unpaid amounts under the Agreement and to cause the Bonds to be redeemed as provided in the Agreement, as a whole or in part as provided in the Indenture at any time upon the occurrence of certain extraordinary events, including inter alia damage, destruction or condemnation of the Project and changes with respect to the economics or inoperability of all or a part of the Project. Any such redemption shall be made at 100% of the principal amount to be redeemed, plus accrued interest to the redemption date.
The Bonds are subject to optional redemption by the Issuer, at the written direction of the Company, prior to maturity on any date on or after November 1, 2016, in whole or in part (as provided in the Indenture) at the redemption prices (expressed as a percentage of the principal amount to be redeemed) set forth below, plus accrued interest to the redemption date.

REDEMPTION DATE (Dates Inclusive)	REDEMPTION PRICE
November 1, 2016 to October 31, 2017	102%
November 1, 2017 to October 31, 2018	101%
November 1, 2018 and thereafter	100%

The Bonds shall be redeemed in whole, but not in part, by the Issuer prior to maturity not more than 180 days after receipt by the Company or the Issuer of notice of
(i)    the issuance of a published or private ruling of the Internal Revenue Service in which the Company has participated to the degree it deems sufficient and which ruling the Company, in its discretion, does not contest by an appropriate proceeding directly or through a Bondholder, or
(ii)    a final determination by any court of competent jurisdiction in the United States in a proceeding to which the Company is a party; provided that such determination shall not be considered final until the expiration of all periods for judicial review or appeal, in either case to the effect that, as a result of a failure by the Company to observe any covenant, agreement, representation or warranty in the Agreement, the interest payable on the Bonds is includable in the gross income for federal income tax purposes of the owners or beneficial owners thereof, other than a “substantial user” of the Project or a “related person” thereto as defined in Section 147(a) of the Internal Revenue Code of 1986, as amended. Any such redemption shall be made at a redemption price equal to 105% of the principal amount thereof, plus accrued interest to the redemption date.
The Bonds shall be redeemed in whole, but not in part, by the Issuer prior to maturity at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, within 60 days after the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement as a result of any changes in the Constitution of the State or the Constitution of the United States of America or of the enactment or amendment of any statute or administrative rule (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Company in good faith.
If less than all of the outstanding Bonds are to be redeemed, the Trustee shall select the Bonds to be redeemed by maturity in reverse chronological order in a manner designated by the Company.

In the event any of the Bonds are called for redemption as aforesaid, notice thereof identifying the Bonds or portions thereof (which shall be $5,000 or an integral multiple thereof provided such Bond is of a denomination larger than $100,000 and that after such redemption the remaining principal amount of such Bond shall be in a denomination of $100,000 and any integral multiple of $5,000 in excess thereof) to be redeemed will be given by mailing a copy of the redemption notice by first class mail at least 30 days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books; provided, however, that any such optional redemption may be conditional upon the receipt by the Trustee of sufficient moneys to pay the principal of, premium, if any, and any interest on such Bonds as of the date filed for such redemption; provided, further, that failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds. All Bonds so called for redemption will cease to bear interest on the specified redemption date, shall no longer be protected by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture, provided funds for their redemption are on deposit at the place of payment at that time.
As and for a mandatory sinking fund for the redemption of the Bonds, the Issuer shall deposit in the Bond Fund on or before the last Business Day preceding November 1, 2009, and on or before the last Business Day preceding each November 1 thereafter, a sum which together with other moneys available therefor in the Bond Fund is sufficient to redeem (after credit as provided below) the following principal amounts of Bonds at a redemption price equal to 100% of the principal amount thereof to be redeemed, plus accrued interest, if any, to the redemption date:

NOVEMBER 1 OF THE YEAR	PRINCIPAL AMOUNT
2009	$265,000
2010	285,000
2011	305,000
2012	325,000
2013	350,000
2014	375,000
2015	405,000
2016	435,000
2017	470,000
2018	505,000
2019	540,000
2020	580,000
2021	625,000
2022	675,000
2023	725,000
2024*	775,000

__________________ *Final maturity.
In case a Bond is of a denomination larger than the minimum Authorized Denomination of $100,000, a portion of such Bond may be redeemed, but only in the principal amount of $5,000 or any integral multiple of $5,000 in excess of $100,000 and each $5,000 unit in excess of such minimum Authorized Denomination thereof shall be counted as one Bond for the purpose of selecting by lot. Following any such partial redemption, the remaining principal amount of such Bond shall be in an Authorized Denomination (i.e., $100,000 and any integral multiple of $5,000 in excess thereof). On or before the thirtieth day prior to each such mandatory sinking fund redemption date, the Trustee shall proceed to select for mandatory sinking fund redemption (in a manner designated by the Company) from all outstanding Bonds a principal amount of Bonds equal to the aggregate principal amount of Bonds redeemable with the required sinking fund payment, and shall call such Bonds or portions thereof for mandatory sinking fund redemption on the next November 1 and give notice of such call. At its option, to be exercised on or before the forty-fifth day next preceding any such mandatory sinking fund redemption date, the Company may (i) deliver to the Trustee for cancellation, Bonds or portions thereof (in the minimum Authorized Denomination or any integral multiple of $5,000 in excess thereof) in any aggregate principal amount desired or (ii) receive a credit for any Bonds or portions thereof (in the minimum Authorized Denomination or any integral multiple of $5,000 in excess thereof) which prior to said date have been redeemed (otherwise than by mandatory sinking fund redemption) and canceled by the Trustee and not theretofore applied as a credit against any mandatory sinking fund redemption obligation. Each such Bond or portion thereof so delivered or previously redeemed shall be credited by the Trustee at 100% of the principal amount thereof on the payment obligation of the Issuer on such sinking fund redemption date and any excess over such amount shall be credited on future mandatory sinking fund redemption obligations in chronological order, and the principal amount of Bonds to be redeemed by operation of such mandatory sinking fund redemption shall be accordingly reduced.

So long as Cede & Co., as nominee of The Depository Trust Company (“DTC”), is the registered owner of the Bonds, all notices of redemption will be subject to any additional procedures established pursuant to Section 211 of the Indenture and any agreement among the Trustee, the Issuer and DTC.
If an event of default under the Indenture shall occur, the principal of and interest on the Bonds may become or be declared to be due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the owners of the Bonds under the Indenture at any time by the Issuer with the consent of the owners of all Bonds then outstanding, or in certain circumstances not less than two-thirds in aggregate principal amount of the Bonds then outstanding. The Indenture also permits, with certain exceptions as therein provided, the waiver of events of default under the Indenture by the owners of specified percentages in aggregate principal amount of Bonds then outstanding. Any such consent or waiver by the owner of this Bond shall be conclusive and binding upon such owner and upon all future owners of this Bond and of any Bond issued upon the transfer or exchange of this Bond whether or not notation of such consent or waiver is made upon this Bond.
No recourse shall be had for the payment of the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future member, director, officer, employee or agent of the Issuer, or any incorporator, officer, director or member of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture and the issuance of any of the Bonds.
The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.
Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.
IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts and conditions required to be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the series of which it forms a part, does not exceed or violate any constitutional or statutory limitation.
This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been duly executed by the Trustee.
IN WITHNESS WHEREOF, The Industrial Development Corporation of Gooding County, Idaho, has caused this Bond to be executed in its name by the manual or facsimile signature of the President of the Issuer and the facsimile of the seal of the Issuer to be printed hereon, and attested by the manual or facsimile signature of the Secretary of the Issuer.

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

By

President
[SEAL]

ATTEST:

Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds described in the within-mentioned Indenture of Trust.

Date of Authentication and Registration:	Wells Fargo Bank, National Association, as Trustee

______________________________	By

Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED the undersigned sells, assigns, and transfers unto _____________________ (please insert Social Security or other identifying number of assignee: ______________________) this Bond of The Industrial Development Corporation of Gooding County, Idaho (the “Issuer”) and does hereby irrevocably constitute and appoint _____________ _________________ Attorney, to transfer this Bond on the books of said Issuer, with full power of substitution in the premises.
Dated __________________

NOTICE: The signature to this assignment must correspond with the name as it appears on the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever.
Signature Guaranteed:

NOTICE:       Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company or a member firm of the STAMP, SEMP or MSP signature guaranty medallion program.